Exhibit 10.1

RIVIERA

FINANCE

August 15, 2006

Source Direct Holdings, Inc.

4323 Commerce Circle

Idaho Falls, ID 83401 ATTN: Kevin Arave

Dear Kevin Arave:

Enclosed are the legal documents requiring the signatures of the officers of your corporation. Please be sure all signatures are NOTARIZED and dated where indicated. Please enclose a copy of your letterhead.

Should you have any questions, please call Beth Stites, New Business Administrator, at (866)247-7850. When you have executed the documents, please forward them to:

Riviera Finance

1620 Santa Clara Drive Suite 115

Roseville, CA 95661

Riviera looks forward to being a part of your continued growth and success. Thank you for your cooperation.

Very truly yours,

Riviera Finance

/s/ Beth Stites

Beth Stites, New Business Administrator

 Enclosures

RIVIERA FINANCE -VOLUME PRICING SECURITY AGREEMENT

This Security Agreement (hereinafter called the "Agreement"), dated for purposes of reference August IS, 2006, is between the undersigned Source Dire'ct Holdings, Inc. (hereinafter called the "CLIENT") with its principal business office, as of this date, located at 4323 Commerce Circle, Idaho Falls, ID, 8340 I, and Riviera Finance, its successors, assigns, affiliates, subsidiaries and related entities, (hereinafter called "RIVIERA"). CLIENT and RIVIERA agree as follows:

PURPOSE OF AGREEMENT

1.  CLIENT desires to obtain financing by factoring, selling and assigning to RIVIERA acceptable accounts receivable at a discount below the face value. Such financing is subject to the terms and conditions of the Agreement and is commercial in nature, and not for household, family, and/or personal use.

DEFINITIONS

2. "ACCOUNT" shall have the same meaning in this Security Agreement as it does in the Uniform Commercial Code.

3. "ACCEPTABLE ACCOUNT" means an Account conforming to the warranties and terms set forth herein.

4. "CUSTOMER" means CLIENT'S customer or the account debtor. .

5. "CLIENT" means the seller and assignor of the Accounts.

6. "COLLATERAL" means the tangible or intangible property given as security to RIVIERA by CLIENT for any obligations and liabilities of CLIENT to RIVIERA under this Agreement including without limitation the property further described in Section 28.

7. "WARRANT" means to guarantee, as a material element of this Agreement. Each separate warranty herein is also an independent condition to RIVIERA'S duties under this Agreement.

8. "CREDIT PROBLEM" means a customer is unable to pay its debts because of insolvency, the dissolution, termination of existence, or business failure of the account debtor, the voluntary filing of a petition of bankruptcy, or the commencement of any proceeding under the Bankruptcy Code or any other bankruptcy or insolvency laws by or against Customer such that payment on the Account is or will be impaired.

9. "CUSTOMER DISPUTE" means a claim by customer against CLIENT of any kind whatsoever that reduces the amount collectible from Customer by RIVIERA. A "Customer Dispute" may arise from any kind of disagreement between Customer and CLIENT whatsoever, valid or invalid, and may arise at anytime, both before and after the signing of this Agreement or the purchase of the Account by RIVIERA.

10. "INDEBTEDNESS'.' means all loans, advances, debts, liabilities, obligations, covenants and duties owing by CLIENT to

RIVIERA, direct or indirect, absolute or contingent, due or to become due, and all principal, interest, charges, costs, expenses and fees (including attorney's fees) owing by CLIENT hereunder.

REPRESENTATIONS: WARRANTIES AND COVENANTS BY CLIENT

11. As an inducement for RIVIERA to enter into this Agreement, and with full knowledge that the truth and accuracy of the representations and warranties in this Agreement are being relied upon by RIVIERA in providing the financing hereunder, CLIENT represents, warrants and/or covenants that:

12. CLIENT is properly licensed and authorized to operate the business of manufacturing & Distribution of cleaning products under the trade name(s) of Source Direct Holdings, Inc. and CLIENT'S trade name(s) has been properly filed and published as required by applicable law. CLIENT has fulfilled all the federal, state and local requirements of law in properly registering itself to do business at all addresses in which it is located.

13. CLIENT'S business is solvent, and CLIENT has made and shall continue to make timely payment and/or deposits of required taxes, namely employee withholdings for federal income taxes and state, sales, use and excise taxes and any and all other required by law. CLIENT will furnish, upon request by RIVIERA, satisfactory proof of payment and/or compliance of any or all taxes required by law.

14. All financial records, statements, books or other documents shown to RIVIERA by CLIENT at anytime, either before or after the signing of this Agreement are true, complete, accurate and represent the true financial condition of CLIENT.

15. CLIENT will not, under any circumstances or in any manner whatsoever,' interfere with any of RIVIERA'S rights under this Agreement.

16. CLIENT is, at the time of purchase by RIVIERA, the lawful owner of and has undisputed title to the Accounts purchased by RIVIERA.

17. Each Customer's business is solvent to the best of CLIENT'S information and knowledge and CLIENT has not received any notice, either verbal or written, of a Credit Problem concerning any of its Customers which Credit Problem has not been disclosed in writing to RIVIERA.

18. CLIENT will maintain such insurance covering CLIENT'S business and/or the property of CLIENT'S customers as is customary for businesses similar to the business of CLIENT and, at the request of RIVIERA, name RIVIERA as loss payee of such insurance.

19. Each Account offered for sale to RIVIERA is an accurate and undisputed statement of indebtedness by Customer to CLIENT as a result of an absolute sale and not on consignment, or on approval, or hold basis, or guaranteed contract or subject to any other contingency and is for a certain sum which is due and payable in thirty (30) days or less, or within such time as is agreed to, in writing by RIVIERA and CLIENT.

20. Each Account offered for sale to RIVIERA is an accurate statement of a bonafide sale, delivery and acceptance of merchandise or performance of service by CLIENT to customer. .

21. CLIENT does not own, control or exercise dominion over, in any way whatsoever, the business of any Customer to be factored by CLIENT to RIVIERA.

22. CLIENT will not factor, sell, or assign Accounts except to RIVIERA for the period of this Agreement, and/or for as long as any indebtedness whatsoever remains owing by CLIENT to RIVIERA.

23. CLIENT has not transferred, pledged or granted a security interest in CLIENT'S Accounts or other personal property to any other party which CLIENT has not fully disclosed in writing to RIVIERA. CLIENT will not transfer, pledge or grant a security interest to any other party in said Accounts or personal property for the term of this Agreement and for as long as CLIENT is indebted to RIVIERA hereunder.

24. CLIENT will not change or modify the terms of the original Account with Customer unless RIVIERA first consents to such change in writing. For example, CLIENT may not extend credit to a Customer beyond thirty days or issue, grant or allow discounts, credits, allowances or accept returns without prior written notice to and consent from RIVIERA.

25. CLIENT shall not consent to the placement of any lien, security interest or encumbrance upon CLIENT'S fixtures, personal property of any type and wherever located except upon prior written notice to RIVIERA, and CLIENT shall provide written notice to RIVIERA within ten (10) days of CLIENT obtaining any knowledge, from any source, of the filing, recording or perfection by any means, of a non-consensual lien, claim or encumbrance against the aforementioned property of CLIENT.

26. CLIENT will notify RIVIERA in writing thirty (30) days prior to any change in the location of CLIENT'S place(s) of business or,

if CLIENT has or intends to acquire any additional place(s) of business, or prior to any change in CLIENT'S chief executive office, the office or offices where CLIENT'S books and records concerning Accounts are kept.

27. CLIENT will notify RIVIERA in writing thirty (30) days prior to any proposed change of CLIENT'S name, identity, legal entity, corporate structure, use of additional trade name(s), and/or any proposed change in any of the officers, principals, partners, and/or owners of CLIENT. CLIENT will not sell, lease, transfer or otherwise dispose of all or substantially all of its property or assets, or consolidate with or merge into or with any corporation or entity without thirty (30) days prior full disclosure in writing to RIVIERA.

FURTHER PROMISES

28. SECURITY INTEREST/COLLATERAL: As a further inducement for RIVIERA to enter into this Agreement, CLIENT gives to RIVIERA, as collateral for the repayment of any and all obligations and liabilities whatsoever of CLIENT to RIVIERA, a security interest, under the Uniform Commercial Code, in the following described property hereinafter collectively called "Collateral": All presently existing or hereafter arising, now owned or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, electronic chattel paper, documents; instruments, reserves, reserve accounts, rebates, and general intangibles, and all books and records pertaining to accounts and all proceeds of the foregoing property.

29. NOTIFICATION: RIVIERA may, at any time and at its sole discretion, notify any Customer of CLIENT to make payments directly to RIVIERA.

30. ASSIGNMENT: CLIENT shall from time to time at CLIENT'S option sell, transfer and assign Accounts to RIVIERA subject to RIVIERA'S instructions and approval. Said Accounts shall be identified by separate and subsequent written assignments on a form to be provided to CLIENT by RIVIERA known as Schedule of Accounts.

(a) ALL INVOICES: Once CLIENT factors an invoice owing by a particular debtor, all invoices owing by that particular

Customer/Account debtor are assigned to RIVIERA until release is executed by RIVIERA in writing. No payments may be negotiated by CLIENT from said Customer/Account debtor until all outstanding balances owed by said Customer/Account debtor to RIVIERA are paid in full to RIVIERA and RIVIERA executes said release.

31. REQUIRED FORMS: When CLIENT offers a Schedule of Accounts to RIVIERA for sale, RIVIERA shall receive an original invoice together with one copy thereof, and any supporting documentation required for payment by RIVIERA, including but not limited to a copy of the Bill of Lading, Proof of Delivery, Contract or Purchase Order, and/or a Purchase Order number which corresponds with such invoice(s), as appropriate to the business of CLIENT, together with one copy thereof.

32. APPROVAL: RIVIERA will not purchase an Account unless CLIENT first submits such Account to RIVIERA for approval.
RIVIERA is not obligated to buy any Account from CLIENT. RIVIERA shall have no liability to CLIENT or any of CLIENT'S
Customers for RIVIERA'S failure or refusal to purchase an Account.

33. FEE DEPOSIT: RIVIERA agrees to buy Acceptable Accounts from CLIENT that have been approved for purchase from
CLIENT and withhold a fee deposit of Nine Percent (9%) from the face value of each Account. The deposit shall be applied to the following fees:

a. FACTORING FEE: CLIENT agrees to pay to RIVIERA a factoring fee out of the face value of each Account which will be based on the graduated volume (total dollar amount) of invoices purchased by Riviera in each calendar month as defined in addendum #1.

b. MINIMUM FIRST FUNDING FEE: CLIENT agrees to pay to RIVIERA a minimum first funding fee of N.A.

c. MINIMUM MONTHLY FEE: CLIENT agrees to pay to RIVIERA a minimum fee of Six Hundred Ninety Dollars ($690.00) each month for the term of this Agreement. This Minimum Fee is in due each month during the term of this Agreement, regardless of whether or not the CLIENT offers invoices for purchase or terminates this Agreement prior to its expiration.

34. MAXIMUM ACCOUNT: The outstanding amount of CLIENT'S Account with RIVIERA (that is Accounts purchased by
RIVIERA from CLIENT and not yet paid by Customer) shall not exceed at any time the sum of $200,000.

35. CHARGES: RIVIERA will deduct from each appropriate Schedule of Accounts of CLIENT, RIVIERA'S standard wire transfer fee on all wire transfers and same-day or overnight courier service charges if used by CLIENT.

36. RESERVE: In addition to the discount referred to in Paragraph 33 above, RIVIERA will reserve and withhold an amount in a reserve account equal to Six Percent (6%) of the gross face amount of all Accounts purchased. Said reserve account may beheld by RIVIERA and applied by RIVIERA against charge-backs or any obligations of CLIENT to RIVIERA, known or anticipated, and said reserve account is not due and payable to CLIENT until any and all such obligations and indebtedness arising hereunder are paid in full. The reserve shall be a book balance maintained on the records of RIVIERA and shall not be a segregated fund.

37. RESERVE ACCOUNT REFUND: RIVIERA may return to CLIENT from the reserve account Six Percent (6%) of the gross purchase price of any individual Account subject to Paragraph 36 above, when said Account is paid in full and there is no other outstanding indebtedness of CLIENT to RIVIERA known or anticipated. Refunds to be made within the first three (3) working days of the new month, unless otherwise agreed to by RIVIERA in an addendum to this Agreement.

38. REBATES: As an inducement to CLIENT to sell Accounts in ever increasing monthly volume to Riviera from which Riviera can expect payment in full directly from Customer, Riviera agrees to return monthly to CLIENT, when said Account(s) is/are paid in full by Customer, the amount of Fee Deposit in excess of the Factoring Fee in the form of a Fee Rebate. Any such rebate to CLIENT may be retained by RIVIERA at RIVIERA'S sole discretion as further security for payment of any and all obligations and indebtedness owing by CLIENT.

39. NO RECOURSE: RIVIERA will have no recourse against CLIENT when an account is not paid by Customer when due, if the reason for non-payment is a Credit Problem (See paragraph 8) except as enumerated below:
40. EXCEPTIONS: Paragraph 39 will not apply and RIVIERA will have recourse against CLIENT for unpaid Accounts in the following situations:

a) If CLIENT has breached any warranties, representations, covenants, or promises in this Agreement with regard to the unpaid Account.
b) If CLIENT has contributed to, or aggravated Customer's Credit Problem.
c) If CLIENT and Customer are involved in a dispute of any kind, regardless of validity.
d) If Customer asserts a claim of loss or offset of any kind against CLIENT to RIVIERA.
e) If (an) original invoice(s) has (have) been sent to customer, by CLIENT, and not by RIVIERA, RIVIERA will have recourse against CLIENT if such invoice(s) is (are) not paid to RIVIERA within forty-five (45) days from date of purchase by RIVIERA,

41. NOTICE OF DISPUTE: CLIENT will immediately notify RIVIERA of any disputes between Customer and CLIENT.

42. PAYMENT OF DISPUTED ACCOUNT: CLIENT will immediately pay to RIVIERA the full amount of any Account subject to a Customer Dispute (See Paragraph 9) of any kind whatsoever.

43. SETTLEMENT OF DISPUTE: RIVIERA may, but is not obligated to, settle or compromise any dispute with Customer. Such settlement or compromise does not relieve CLIENT of final responsibility for such Accounts.

44. CHARGE-BACK: If CLIENT does not fully settle the dispute with immediacy (within 24 hours), RIVIERA may, in addition to any other remedies under this Agreement, charge-back or sell the Account to CLIENT, subject however to RIVIERA'S security interest therein.

45. CHARGE-BACK FOR INVOICING ERROR: Mistaken, incorrect and/or erroneous invoicing, submitted by CLIENT to
RIVIERA may, at RIVIERA'S discretion be deemed a disputed invoice and be charged-back to CLIENT.

46. STATEMENT OF CHARGE-BACK: RIVIERA shall identify in writing all charge-backs when taken and provide to CLIENT a written statement thereof, which statement shall be deemed an "ACCOUNT STATED", except for any errors of which CLIENT shall have notified RIVIERA in writing within thirty (30) days after the date of receipt by CLIENT of said statement.

47. SOLE PROPERTY: Once RIVIERA has purchased an Account, the Account and the payment from Customer as to that Account is the sole and exclusive property of RIVIERA, Any interference by CLIENT with this Account or payment will result in civil and/or criminal liability.

48. HOLD IN TRUST: CLIENT will hold in trust and safekeeping, as the property of RIVIERA, and immediately turn over to
RIVIERA the identical check or other form of payment received by CLIENT, whenever any payment on an Account purchased by RIVIERA comes into CLIENT'S possession. Should CLIENT come into possession of a check or other form of payment comprising payments owing to both CLIENT and RIVIERA, CLIENT shall turn over said check or other form of payment to RIVIERA. RIVIERA will refund CLIENT'S portion to CLIENT subject to any indebtedness due for which payment has not been arranged.

49. DOUBLE PAYMENTS AND NON-FACTORED ACCOUNT: Should RIVIERA receive a double payment on an account, payment on a Non-Factored account or other payment which is not identified, RIVIERA may, in its sole discretion,

(a) carry these payments as open items and return them directly to the payor upon proper identification; or

(b) in the case of Non-Factored accounts only, return them to the payor upon proper identification or forward them to CLIENT, provided CLIENT is not in default under this Agreement.

50. FINANCIAL RECORDS: CLIENT will furnish RIVIERA financial statements and information as requested by RIVIERA from time to time.

51. NOTICE OF LEVY: CLIENT will promptly notify RIVIERA of any attachment, tax assessment or other legal process levied against CLIENT or any of CLIENT'S customers.

52. NO PLEDGE: CLIENT will not pledge the credit of RIVIERA to any person or business for any purpose whatsoever.

53. BOOK ENTRY: CLIENT will immediately upon sale of Accounts to RIVIERA, make proper entries on its books and records disclosing the absolute sale of said Accounts to RIVIERA.

54. LEGAL FEES: Except as is prohibited by law, CLIENT shall pay to RIVIERA all costs and expenses including without limitation attorney's fees and costs incurred by RIVIERA in the negotiation, preparation and execution of this Agreement and any documents related thereto and in the prosecution or enforcement of any of RIVIERA'S rights, claims or causes of action which arise out of, relate to or pertain to this Agreement and the Indebtedness, including all attorney's fees, interest and other costs and expenses incurred in connection with any bankruptcy or insolvency proceeding involving CLIENT. CLIENT shall pay such costs and expenses and attorney's fees incurred on demand after notice by RIVIERA.

55. POWER OF ATTORNEY: In order to carry out this Agreement, CLIENT irrevocably appoints RIVIERA or any person designated by RIVIERA, its special attorney in fact, or agent, with power to:
a) Notify Customers that CLIENT'S Accounts have been assigned to RIVIERA and that RIVIERA has a security interest therein:
b) Direct CLIENT'S Customers to make payment of all Accounts direct to RIVIERA and forward invoices directly to such Customers:
c) Strike out CLIENT'S address on all Accounts mailed to Customers and put RIVIERA'S address on all Accounts:

d) Receive, open and dispose of all mail addresses to CLIENT, including CLIENT'S fictitious trade name via RIVIERA'S address:
e) Endorse the name of CLIENT including CLIENT'S fictitious trade name on any checks or other evidences of payment that may come into the possession of RIVIERA on Accounts purchased by RIVIERA or pursuant to default on any other documents relating to any of the Accounts or to Collateral:
f) In CLIENT'S name, or otherwise, demand, sue for, collect, and give releases for any and all monies due or to become due on

Accounts:
g) Compromises, prosecute, or defend any action, claim or proceeding as to said Accounts:

h) From time to time offer trade discounts to CLIENT'S customer exclusive of CLIENT'S normal business customer with said
Customer:
i) Do any and all things necessary and proper to carry out the purpose intended by this Agreement and to protect CLIENT'S and RIVIERA'S interest in the Accounts or other Collateral.
The authority granted RIVIERA should remain in full force and effect until all assigned Accounts are paid in full and any indebtedness of CLIENT to RIVIERA is discharged. This power, coupled with a security interest is irrevocable.

56. HOLD HARMLESS: CLIENT shall hold RIVIERA harmless against any Customer ill will arising from RIVIERA'S collecting or attempting to collect any Accounts.

57. DEFAULTS: Anyone or more of the following shall be default hereunder any or all of which may cause the cessation of purchasing by RIVIERA:
a) CLIENT shall fail to pay an indebtedness to RIVIERA when due.
b) CLIENT shall breach any term, provision, covenant, warranty or representation under this Agreement, or any representation, warranty, report or other statement made by or on behalf of CLIENT contained in this Agreement including but not limited to financial statements, schedules, Schedule of Accounts, Required Forms, borrowing certificates or other statements furnished by CLJENT or in any other agreements, contracts between CLIENT and RIVIERA or obligation of CLIENT to RIVIERA, shall be false, erroneous or misleading in any respect.
c) The appointment of any receiver or trustee of all or a substantial portion of the assets of CLIENT.
d) CLIENT shall become insolvent or unable to pay debts as they mature, shall make a general assignment for the benefit of creditors is subject to the appointment of a receiver to operate its business, or shall voluntarily file under any bankruptcy or similar law.
e) Any involuntary petition in bankruptcy shall be filed against CLIENT and shall not be dismissed within sixty (60) days.
f) Any judgement, levies of attachment, executions, tax assessments or similar process shall be issued against CLIENT or any of the Collateral and shall not be released satisfactorily within ten (10) days.
g) CLIENT shall terminate/cease factoring while RIVIERA has factored Accounts outstanding, the collectibility of which, in whole or in part, in uncertain.
h) CLIENT, without prior notice or disclosure to RIVIERA, terminates, discontinues or suspends the operations of its business.

58. REMEDIES AFTER DEFAULT: In the event of any default, RIVIERA may do anyone or more of following without notice or demand to CLIENT except as expressly required under this Agreement:
a) Declare any and all indebtedness including outstanding factored Accounts immediately due and payable in full.
b) Notify any Customers and take possession of Collateral and collect any Accounts without judicial process.
c) Require CLIENT to assemble the Collateral and the records pertaining to Accounts and make them available to RIVIERA at a place designated by RIVIERA.
d) Take control in any manner of any reclaimed, rejected, returned, replevined, stopped in transit or redeposited goods relating to any Account.

e) Enter the premises of CLIENT and take possession of the Collateral and of the records pertaining to the Accounts and any other Collateral.
f) Exercise all or any of the rights and remedies of a secured party under the Uniform Commercial Code or as a creditor under any other applicable law or at equity.
g) Grant extensions, compromise claims and settle Accounts for less than face value, without prior notice to CLIENT.
h) Use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade styles, copyright, patent right or technical process used or utilized by CLIENT.
i) Return any surplus realized to CLIENT after deducting the reasonable expenses, and attorney's fees incurred by RIVIERA in resolving said default.
j) Hold CLIENT liable for any deficiency
k) RIVIERA shall not be required or be under any obligation to marshal any assets in favor of CLIENT or any guarantor or any other party.
I) Charge interest on any indebtedness outstanding at the highest rate permissible by law, which interest shall become part of and added to the indebtedness.

59. TERM OF AGREEMENT: The Term of Agreement shall be Six months from the date of acceptance by RIVIERA. CLIENT shall pay RIVIERA a penalty of Three Percent (3 .0%) of the maximum account limit if CLIENT terminates the Agreement prior to the expiration of the Term. RIVIERA shall reserve the right to terminate the Security Agreement at its discretion at any time by written notice to CLIENT. The Term shall automatically renew every Six months, for another Six month period, unless RIVIERA receives certified written notice of termination from CLIENT at least thirty (30) days prior to the expiration of the current Term. Receipt of such notice must be acknowledged by Riviera.

60. POST TERMINATION: After termination CLIENT shall be liable to RIVIERA for the full and prompt payment of the full amount of factored Accounts which are then outstanding and unpaid, disputed or undisputed,as well as any other indebtedness due RIVIERA including but riot to any Minimum Charges and early termination penalties that apply. RIVIERA continues to have a security interest in the Collateral of CLIENT until all indebtedness of CLIENT to RIVIERA is paid in full.

61. BINDING ON FUTURE PARTIES: This Agreement inures to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties thereto and may not be assigned by CLIENT without RIVIERA'S prior written.

ADDENDUM #1

VOLUME PRICING ADDENDUM

This addendum refers that certain Security Agreement dated for the purposes of reference August 15,2006 between the undersigned, Source Direct Holdings, Inc. (hereinafter cal1ed "CLIENT") and Riviera Finance, its successors, assigns, affiliates, subsidiaries and related entities, (hereinafter cal1ed "RIVIERA") and refers to the item(s) below:

33a. FACTORING FEE: CLIENT agrees to pay to RIVIERA a factoring fee on the face value of each account. Such fee will be based upon the.volume of accounts sold to RIVIERA by CLIENT as fol1ows:

MONTHLY VOLUME	FACTORING FEE
Greater Than $250,000 per month	3.4% of the face value of INVOICES
$100,001 - $250,000	3.9% of the face value of INVOICES
$50,001 - $100,000	4.9% of the face value of INVOICES
$25,001 - $50,000	5.9% of the face value of INVOICES
$10,000 - $25,000	6.9% of the face value of INVOICES
Less than $10,000 per month	9.0% of the face value of INVOICES

This addendum refers only to the above item(s) and does not change the purpose and intent of the Security Agreement, which remains in full force and effect.

Executed and accepted this 18 day of August, 2006, at Idaho Falls, ID.

Source Direct Holdings, Inc.

Kevin Arave – Secretary

x /s/ Kevin Arave

Signature

Deren Smith – President

x /s/ Deren Smith

Signature

Sworn and subscribed before me this 18 day August, 2006.

x /s/ Mandy Jo Davis

MANDY JO DAVIS

Notary Public

NOTARY PUBLIC

STATE OF IDAHO

CLIENT’S signature (s) witnessed by:

x /s/ Sharon Arave

Signature of Witness

x Sharon Arave

Print/Type Name and Title of Witness

Accepted this ___ day of______________ , 20 __ , at ____________________, _______.
City                             ST

RIVIERA FINANCE

Beth Stites, New Business Administrator

x__________________________________

Signature consent.

62. CUMULATIVE RIGHTS: All rights, remedies and powers granted to RIVIERA in this Agreement, or in any note or other agreement given by CLIENT to RIVIERA, are cumulative and may be exercised singularly or concurrently with such other rights as RIVIERA may have. These rights may be exercised from time to time a5'to all or any part of the pledged Collateral as RIVIERA in its discretion may determine.

63. STATE LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

64. JURISDICTION OR VENUE: CLIENT hereby consents to the exclusive jurisdiction or venue of the local, state or federal court located within the State of California.  AGREED TO K. A. INITIALS(s).

65. INVALID PROVISIONS: If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though such provision had not been incorporated herein.

66. ENTIRE AGREEMENT: This instrument contains the Agreement between the parties. CLIENT disclaims the existence of, or reliance upon, any oral representation by RIVIERA. Any addendum or modification hereto will be signed by both parties and attached hereto.

67. EFFECTIVE: This Agreement becomes effective when it is accepted and executed by an authorized representative of RIVIERA.

68. INDEMNIFICATION: CLIENT agrees to indemnify and hold RIVIERA harmless from any and all liability, obligations, claims, losses, damages, actions aI1dsuits, including counsel fees, costs of suit and interest which RIVIERA may incur as a result of the failure of the CLIENT to pay withholding taxes due and paY3ble to any taxing authority or in any way relating to or resulting from this agreement.

69. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. BOTH CLIENT AND RIVIERA ACKNOWLEDGE THE

EXTREME COSTS ATTENDANT TO TRIAL BY JURY, AND THEREFORE BOTH CLIENT AND RIVIERA WAIVE

TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR

TORT, AT LAW OR IN EQUITY, ARISING OUT OF ORIN ANY WAY RELATED TO THIS AGREEMENT. AGREED

TO K. A. INITIAL(s).

Executed and accepted this 18 day of August, 2006, at Idaho Falls, ID.

Source Direct Holdings, Inc.

Kevin Arave – Secretary

x /s/ Kevin Arave

Signature

Deren Smith – President

x /s/ Deren Smith

Signature

Sworn and subscribed before me this 18 day August, 2006.

x /s/ Mandy Jo Davis

MANDY JO DAVIS

Notary Public

NOTARY PUBLIC

STATE OF IDAHO

CLIENT’S signature (s) witnessed by:

x /s/ Sharon Arave

Signature of Witness

x Sharon Arave

Print/Type Name and Title of Witness

Accepted this ___ day of______________ , 20 __ , at ____________________, _______.
City                             ST

RIVIERA FINANCE

Beth Stites, New Business Administrator

x__________________________________

Signature

RIVIERA FINANCE -CONTINUING GUARANTY & WAIVER

Reference is made to the Security Agreement (herein "AGREEMENT") dated August 15, 2006 and entered into between Source Direct Holdings, Inc. (herein "Company") and Riviera Finance. (herein "RIVIERA").

For valuable consideration and to. induce RIVIERA to enter into AGREEMENT, the undersigned agrees as follows:

1. GUARANTY OF OBLIGATIONS: The undersigned, jointly and severally, unconditionally guaranty to RIVIERA full payment and prompt and faithful performance by the Company of all of its present and future indebtedness and obligations to RIVIERA which may arise pursuant to AGREEMENT. The words "indebtedness" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company heretofore, whether due or not due,' absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Company may be liable individually or jointly with others, or whether recovery may be or hereafter become barred by any statute of limitations or otherwise become unenforceable. Said indebtedness and obligations guaranteed hereunder shall be collectively referred to herein as "Obligations".

2. RIGHTS ARE INDEPENDENT: 'The Obligations of the undersigned are independent of the obligations of the Company under AGREEMENT and separate action or actions may be brought and prosecuted by RIVIERA against the undersigned whether or not an action is brought against the Company or whether the Company is joined in any such action or actions.

3. WAIVER OF DEFENSE: The undersigned waives any right to require RIVIERA to proceed against the Company, the account-debtor or customer of the Company, or any other person, or proceed against or exhaust any security, or pursue any other remedy in RIVIERA's power.

4. CONTINUING GUARANTY: It is the intention of the undersigned that this Agreement shall constitute a continuing guaranty of the Obligations of the Company under AGREEMENT and any addenda or modifications thereto.

5. DEFAULT: Anyone or more of the following shall be a default hereunder:

(a) any default in payment or performance of any instrument, or of the Obligations hereby guaranteed; or (b) any warranty, representation, statement, or report made or delivered to RIVIERA by or on behalf of the Company, or the undersigned, is incorrect, false, untrue or misleading when given in any material respect whatever; or (c) there shall occur the dissolution of the Company or the transfer, hypothecation or liquidation of all or substantially all of the Company's assets; or (d) the undersigned shall sell, transfer, conveyor in any manner alienate its interest in the Company. In the event of any of the foregoing, the Obligations hereby guaranteed shall become, for the purpose of this Agreement, due and payable by the undersigned forthwith without demand or notice.

6. AUTHORITY OF OFFICERS: It is not necessary for RIVIERA to inquire into the powers of the Company or the officers, directors, agents, acting or purporting to act in its behalf and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. PARTNERSHIP OR ASSOCIATION: When the Company is a partnership or other association, this Agreement is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Company, notwithstanding any change or changes in the name, structure and/or membership of the Company.

8. FINANCIAL CONDITION OF COMPANY: The undersigned represent to RIVIERA that they are now and will be completely familiar with the business, operation and overall economic condition of the Company and they hereby waive and relinquish any duty on the part of RIVIERA to disclose any matter, fact, or thing relating to the business, operation or financial condition of the Company now known or hereafter known by RIVIERA.

9. GUARANTOR'S DIRECT BENEFIT: The undersigned hereby' represent and warrant that it is in undersigned's direct interest to assist the Company because of the undersigned's position(s) in and. economic relation(s) with the Company.

10. ATTORNEY'S FEES: Whether or not suit be instituted, the undersigned agree to pay reasonable attorney's fees and all other costs and expenses incurred by RIVIERA in enforcing this Agreement and in any action or proceedings arising out of or relating to this Agreement.

11. SUCCESSORS AND ASSIGNS: This Agreement shall bind the successors and assigns of the undersigned and shall inure to the benefit of RIVIERA and its successors, assigns, affiliates, subsidiaries and related entities.

12. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada

13. JURISDICTION OR VENUE: Individual hereby consents to the exclusive jurisdiction or venue of the local, state or federal court located within the State of California. AGREED TO K. A. INITIALS(s).

14. SEVERABILITY: Incase any right of RIVIERA herein shall be held to be invalid, illegal; or unenforceable, such invalidity, illegality and/or unenforceability, shall not affect any other right granted hereby.

15. JOINT AND SEVERAL: All of the obligations of the undersigned shall be joint and several.

16. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. BOTH INDIVIDUAL AND RIVIF.RA ACKNOWLEDGE THE EXTREME COSTS ATTENDANT TO TRIAL BY JURY, AND THEREFORE BOTH INDIVIDUAL AND RIVIERA WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.  AGREED TO _____INITIAL(s).

Executed and accepted this 18 day of August, 2006, at Idaho Falls, ID.

Kevin Arave    12541 N 95th E; Idaho Falls, ID 83401

x /s/ Kevin Arave

Signature (an individual)

Deren Smith   3820 E 109th N; Idaho Falls, ID 83401

x /s/ Deren Smith

Signature (an individual)

Source Direct Holdings, Inc.

4323 Commerce Circle

Idaho Falls, ID 83401

Kevin Arave

x /s/ Kevin Arave

Signature

Sworn and subscribed before me this 18 day August, 2006.

x /s/ Mandy Jo Davis

MANDY JO DAVIS

Notary Public

NOTARY PUBLIC

STATE OF IDAHO

CERTIFIED COPY OF RESOLUTIONS

"RESOLVED, that the agreement dated August 15,2006 between this company and RIVIERA FINANCE and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein";.

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein";

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of, and on behalf of, this company, such agreements, amendments, and supplements to said. agreement or any other agreement or document connected therewith, documents: instruments, certificates, notices' and further assurances and to perform any and all such acts and things as may be required by RIVIERA FINANCE in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions";

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by RIVIERA FINANCE and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full'"

The undersigned, /s/ Kevin Arave, as the duly constituted Secretary of Source Direct Holdings, Inc. does hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of Source Direct Holdings, Inc. a Nevada company, duly called, noticed and held on ___________, at which meeting there was at all times present and acting a quorum of the members of said Board; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of this corporation.

/s/ Deren Smith

_________________________________, President

_________________________________, Vice President

/s/ Kevin Arave

_________________________________, Secretary

_________________________________, Treasurer

Hereby Sworn:

/s/ Kevin Arave

Secretary

Dated:   August 18, 2006

NOTICE OF ASSIGNMENT

Effective for all payments made on and after this date: August 15, 2006.

In order to accommodate the changes and growth in our business, we have been fortunate to obtain the services of RIVIERA FINANCE as a source of capital funding. The availability of this service will enable us to serve our customers in a more efficient manner. Therefore, we wish to inform you that payments on all invoices from Source Direct Holdings, Inc. must be made PAYABLE AND MAILED DIRECTLY TO:

RIVIERA FINANCE

Assignee for Source Direct Holdings, Inc.

P. O. Box 100305

Pasadena, CA 91189

This assignment has been duly recorded under applicable state statutes, and under the Uniform Commercial Code. Please make the proper notations on your ledger and return a signed copy of this letter to RIVIERA FINANCE.

If there are any questions concerning your billing, please call RIVIERA FINANCE at (866)247-7850 or Fax to (916)788-7490.

This notice and instruction remains in full force and effect until you receive a written release from RIVIERA FINANCE.

Sincerely,

Riviera Finance

Beth Stites, New Business 'Administrator

Source Direct Holdings, Inc.

Kevin Arave -Secretary

/s/ Kevin Arave

ACKNOWLEDGED BY: _______________________________________________________________________

CFO

TITLE:____________________________________________________________________________________

Source Direct Holdings, Inc.

COMPANY NAME: __________________________________________________________________________

RIVIERA FINANCE Federal ID# 74-2052129 is not subject to backup withholding.

SIGNATURE AUTHORIZATION

Riviera Finance, hereby, is authorized to accept the signature(s) which appear herein below, on all Schedules and

Assignment(s) of Accounts, or in any other connection having to do with the Agreement entered into between Riviera

Finance and the undersigned Source Direct Holdings, Inc. dated for reference August 15, 2006.

Said authorized signatures are as follows:

/s/ Kevin Arave

CFO,  Kevin Arave

1.________________________________________

________________________________________

Signature

Print Name/Title

/s/ Deren Smith

Deren Smith, CEO

2.________________________________________

________________________________________

3.________________________________________

________________________________________

4.________________________________________

________________________________________

5.________________________________________

________________________________________

6.________________________________________

________________________________________

This authorization will continue in full force and effect until Riviera Finance receives written notice from the undersigned to the contrary.

Source Direct Holdings, Inc.

x /s/ Kevin Arave
Kevin Arave -Secretary

Date:  August 18, 2006

RIVIERA FINANCE ONLINE ACCOUNT MANAGEMENT SETUP FORM

This form is your authorization to set up your Riviera Online Account Management (ROAM) account. ROAM allows you to have round-the-clock access to real time information about your account with Riviera Finance, 365 days a year. Your ROAM access includes the ability to view and print a variety of standard and customized accounting and accounts receivable reports regarding your customers factored invoices. Please indicate below the name and e-mail address of the individual(s) that you wish to have access to your ROAM account.

Riviera Finance reserves all rights to modification or termination of ROAM without notice. Information provided by ROAM which does not concur with the client's physical account information and book records should be verified with a manager or authorized representative of Riviera immediately; failure to report any discrepancy is considered acceptance and verification of the accuracy of data displayed in ROAM.

Please establish ROAM access for the following individuals:

Kevin Arave

Kevin@simplywow.com

1.________________________________________

________________________________________

Print Name

E-Mail Address

Deren Smith

Deren@simplywow.com

2.________________________________________

________________________________________

Mandy Davis

Mandy@simplywow.com

3.________________________________________

________________________________________

4.________________________________________

________________________________________

The individuals listed above may be sent ROAM account set-up information via e-mail, and are hereby authorized for ROAM/access to our company account information until Riviera receives written notice from the undersigned to the contrary.

Source Direct Holdings, Inc.

Authorized Signature of Client:

By:  /s/ Kevin Arave

Title:  CFO

Date:  August 18, 2006

METHOD OF FUNDING SELECTION FORM

Riviera offers you several options as to the method of funding from our office. PLEASE SELECT ONE OF THE FOLLOWING:

        /s/ K.A.

______________I)

Direct wiring of funds ($12.50 per wire transaction).

Riviera will require a preprinted deposit slip signed by one of the authorized persons you've designated on the signature authorization sheet in your legal file. This deposit slip and signature will instruct Riviera to wire the funds for invoices purchased to the named account and account number preprinted on the deposit slip. No change in wire instructions will take place without a preprinted deposit slip and authorized signature. If a deposit slip is unavailable, a signed check, marked VOID, from the appropriate account will be acceptable. Riviera will only wire funds that are a result of purchase of invoices. Any fee rebates or reserve releases will be in check form from Riviera.

_____________2)

 Federal Express our check to your address ($12.50 per check).

_____________3)

Regular U.S. Mail our check to your address (no charge).

_____________4)

Customer pickup (no charge).

Charges for the above will be deducted from each appropriate buy schedule.

Please indicate your choice above, place your signature below, and return to us as soon as possible .

Source Direct Holdings, Inc.

x /s/ Kevin Arave

Date:  August 18, 2006

Kevin Arave -Secretary

RIVIERA FINANCE

X_____________________

Date:_______________

Beth Stites, New Business Administrator